SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          _________________________

                                   FORM 8-K

                                CURRENT REPORT

                          _________________________

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): February 7, 1995

                         SHAWMUT NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             Delaware                   1-10102              06-1212629
          (State or Other          (Commission File        (IRS Employer
          Jurisdiction of              Number)             Identification No.)
          Incorporation)

                  777 Main Street, Hartford, Connecticut      06115
                  One Federal Street, Boston, Massachusetts   02211
                  (Address of principal executive offices)   (Zip Codes)

                                (617) 292-2000
                                (203) 986-2000
               Registrant's telephone numbers, including area codes:

                                   Not Applicable
          (Former name or former address, if changed since last report)


          ITEM 5.  OTHER EVENTS

               Shawmut National Corporation (the "Company") filed a Certificate of Increase of Series A Junior Participating Preferred Stock with the state of Delaware on February 6, 1995.

               In addition, the Company announced in a press release entitled "Shawmut National Corporation Completes Acquisition of Barclays Business Credit" the completion of the acquisition of the assets and business of Barclays Business Credit, the U.S. commercial finance operation of Barclays PLC, for a cash premium of $290 million.


          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

                    (c) The following exhibits are filed with this Current Report on Form 8-K:

               EXHIBIT
               NUMBER    DESCRIPTION

               3.1 Certificate of Increase of Series A Junior Participating Preferred Stock.

               99.1      Press Release entitled "Shawmut National
                         Corporation Completes Acquisition of
                         Barclays Business Credit."


                                   SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         SHAWMUT NATIONAL CORPORATION

                                         By:  /s/ Joel B. Alvord
                                              Name:  Joel B. Alvord
                                              Title: Chairman and Chief
                                                       Executive Officer

          Dated February 7, 1995


                                  EXHIBIT LIST

          3.1       Certificate of Increase of Series A Junior
                    Participating Preferred Stock.

          99.1      Press Release entitled "Shawmut National
                    Corporation Completes Acquisition of Barclays
                    Business Credit."